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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                            ___________________

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)    January 12, 2000
                                                  ----------------------



                             HCC INDUSTRIES INC.
     --------------------------------------------------------------
              (Exact name of registrant as specified in charter)


           Delaware                    333-32207              95-2691666
 ----------------------------      -----------------      ------------------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
        incorporation)                  number)          identification number)


               4232 Temple City Blvd., Rosemead, California  91770
               ---------------------------------------------------
                    (Address of principal executive offices)


                                (626) 443-8933
                      ---------------------------------
             (Registrant's telephone number, including area code)


                                  Not applicable
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENT.

     Effective January 12, 2000, Robert H. Rau became the Chairman of the Board and Chief Executive Officer of HCC Industries, Inc. Mr. Rau has replaced Andrew Goldfarb, who served as Chairman, President and Chief Executive Officer of the Company since 1989. Mr. Goldfarb will remain on the Board of Directors.

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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 24, 2000


                                             HCC INDUSTRIES INC.


                                             By  /s/ CHRISTOPHER H. BATEMAN
                                                 ----------------------------
                                                 Christopher H. Bateman
                                                 Vice President and
                                                 Chief Financial Officer